UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 22, 2008

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 22, 2008, National Western Life Insurance Company (“Company”) authorized management to prepare, devise and implement a limited stock buy-back program relating to the National Western Life Insurance Company 2008 Incentive Plan (“Plan”) which was adopted by the Company’s stockholders at the June 20, 2008 annual shareholders meeting.

The limited stock buy-back program, adopted by the Company effective August 22, 2008, provides option holders the additional alterative of selling shares acquired through the exercise of options directly back to the Company.  Option holders may elect to sell such acquired shares back to the Company at any time within ninety (90) days after the exercise of options at the prevailing market price as of the date of notice of election.  The buy-back program for the 2008 Plan replicates a previous buy-back program adopted by the Company relating to the Company’s 1995 Stock Option and Incentive Plan.

The buy-back program did not alter the terms and conditions of the Plan.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2008, the Compensation and Stock Option Committee of the Company approved the 2008 Marketing Officer Bonus Programs ("Bonus Programs").  These Bonus Programs are designed to provide additional compensation based on the Company achieving certain performance and profit criteria so that executives are held accountable through their compensation for the performance of the business.  Participants in the Bonus Programs are the following individuals:

National Western Life Insurance Company 2008 Domestic Marketing Officer Bonus Program
Senior Vice President, Chief Domestic Marketing Officer, S. Christopher Johnson
Vice President, Paul T. Garofoli
Vice President, C. Scott Blundo
Vice President, Gary L. Fischer
Assistant Vice President, Lura L. Rogers

National Western Life Insurance Company 2008 International Marketing Officer Bonus Program
Senior Vice President, Chief International Marketing Officer, Scott E. Arendale
Vice President, Miguel A. Laborde
Assistant Vice President, Jonatan Alkalay

The Bonus Programs are in effect for the year ending December 31, 2008.  Amounts earned under the Domestic Marketing Officer Bonus Program and International Marketing Officer Bonus Program may be paid as frequently as quarterly.

Item 8.01.  Other Events.

On August 22, 2008, the Board of Directors of National Western Life Insurance Company declared a cash dividend payable November 28, 2008 to stockholders on record as of October 31, 2008.  The dividends declared were $0.36 per common share to Class A stockholders and $0.18 per common share to Class B stockholders.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10(br)	National Western Life Insurance Company 2008 Domestic Marketing Officer Bonus Program

10(bs)	National Western Life Insurance Company 2008 International Marketing Officer Bonus Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: August 26, 2008	By:	/S/ Brian M. Pribyl
Brian M. Pribyl
Senior Vice President
Chief Financial & Administrative Officer
and Treasurer